UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 1, 2004



                            REHABCARE GROUP, INC.
            (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



   7733 Forsyth Boulevard
         Suite 2300
    St. Louis, Missouri                                          63105
(Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code: (314) 863-7422

Item 7.01        Regulation FD Disclosure.

    The information in Exhibit 99.1 is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(c) Exhibits. See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 1, 2004

                                       REHABCARE GROUP, INC.



                                    By: /s/  Vincent L. Germanese
                                       -----------------------------------------
                                       Vincent L. Germanese,
                                       Senior Vice President,
                                       Chief Financial Officer
                                       and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated November 1, 2004

                                                                    Exhibit 99.1
                    CONTACT: RehabCare Group, Inc.
                             Vincent L. Germanese
                             Chief Financial Officer
                             Betty Cammarata, Director-Investor Relations
                             David Totaro, Senior Vice President/Corporate
                                 Marketing & Communications (Media)
                             (314) 863-7422
                                    or
                             Financial Dynamics
                             Gordon McCoun/Lanie Marcus
                             Press: Sean Leous
                             (212) 850-5600
                                    or
                             Howard Regional Health System
                             Debbie Clason, Director, Marketing
                             and Community Relations
                             (765) 453-8593
FOR IMMEDIATE RELEASE
MONDAY, November 1, 2004

 REHABCARE AND HOWARD REGIONAL HEALTH SYSTEM ANNOUNCE STRATEGIC PARTNERSHIP FOR
                             REHABILITATION SERVICES
                 - Will Provide Full Post-Acute Delivery System
                          - in North Central Indiana -

ST. LOUIS, MO and KOKOMO, IN, November 1, 2004--RehabCare Group, Inc. (NYSE:RHB) and the Board of Trustees of Howard Community Hospital d/b/a Howard Regional Health System today have announced their intention to form a joint venture which will own and operate Howard Regional Health System West Campus, a rehabilitation hospital providing physical rehabilitation services in Kokomo, IN. Financial terms were not disclosed.

     Based in Kokomo, IN, Howard Regional Health System has provided exceptional healthcare to Howard County since 1961. Howard Regional has 180 licensed beds and serves a 9-county service area with over 1,400 staff, physicians and licensed healthcare professionals. In April 2004 it acquired the former HealthSouth Rehabilitation Hospital of Kokomo, now known as Howard Regional Health System West Campus Specialty Hospital ("West Campus"). West Campus is a 30-bed hospital offering rehabilitation services to patients suffering from stroke, disabling injuries and other trauma-related illnesses.

                                     -MORE-

REHABCARE AND HOWARD REGIONAL HEALTH SYSTEM ANNOUNCE STRATEGIC PARTNERSHIP FOR
REHABILITATION SERVICES                                                 Page 2

     The joint venture, which is expected to be finalized in January 2005, will acquire the operations of West Campus. RehabCare will, in turn, enter into a management agreement with the joint venture to manage the acute rehabilitation hospital. In addition, the joint venture will identify a long-term acute care hospital (LTACH) provider to own and operate an LTACH in a remaining portion of the West Campus. It is expected that when fully operational, the West Campus facility will add 30 long-term acute care beds to its existing 30 inpatient acute care rehabilitation beds.

     John H. Short, Ph.D., President and CEO of RehabCare, commented, "We are very pleased to announce this joint venture with Howard Regional Health System. This represents another example of RehabCare's ability to use its financial capital and clinical and management expertise to create innovative partnerships with major healthcare providers in growing markets."

     "We are deeply committed to continue improving the quality of care we offer to the residents of north central Indiana," said James P. Alender, President and CEO of Howard Regional Health System. "This joint venture affords Howard Regional the opportunity to introduce quality long term acute care to the residents of north central Indiana in addition to enhancing our rehabilitation services."

     Tom Davis, Executive Vice President, Chief Development Officer of RehabCare, concluded, "The West Campus Specialty Hospital is a superb facility that has a complete staff of excellent therapists and healthcare professionals. Through this joint venture, operations of the existing facility will continue to provide the high quality physical rehabilitation services the residents of north central Indiana have come to expect at the West Campus. With the four skilled nursing facilities that we currently manage in the Howard County region and the future addition of an LTACH, we look forward to developing a full post-acute delivery system for Howard Regional Health System."

     RehabCare Group, Inc., headquartered in St. Louis, Missouri, is a leading provider of program management services for hospital inpatient rehabilitation units and skilled nursing units, outpatient therapy programs, and contract therapy services in conjunction with more than 775 hospitals and skilled nursing



                                     -MORE-

REHABCARE AND HOWARD REGIONAL HEALTH SYSTEM ANNOUNCE STRATEGIC PARTNERSHIP FOR
REHABILITATION SERVICES                                                 Page 3


facilities in 39 states, the District of Columbia, and Puerto Rico. RehabCare is pleased to be included in the Russell 2000 and Standard and Poor's Small Cap 600 Indices.

     Howard Regional Health System is a two-hospital healthcare system located in Kokomo, Indiana with 180 licensed beds, serving a 9-county service area. The three-campus System is the third largest employer in Howard County, with approximately 1400 staff, physicians, and licensed healthcare professionals.

     This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the future operating performance of InteliStaf, and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf; changes in and compliance with governmental reimbursement rates affecting RehabCare's other lines of business; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings that build stronger partnering relationships between RehabCare and its clients; RehabCare's ability to identify and consummate, within the expected timeframes, strategic acquisitions and joint ventures to accelerate growth in RehabCare's hospital rehabilitation and contract therapy divisions; the adequacy and effectiveness of RehabCare's operating and administrative systems; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

NOTE: More information on RehabCare can be found on the World Wide Web at http://www.rehabcare.com.
------------------------

                                      -END-